SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                     TEMPLETON EMERGING MARKETS INCOME FUND
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                    TEMPLETON EMERGING MARKETS INCOME FUND

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for February 24, 2006 at 12 Noon, Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Income Fund (the "Fund"). If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                    TEMPLETON EMERGING MARKETS INCOME FUND

                 NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Income Fund (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 24, 2006 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

     . The election of three Trustees of the Fund to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 18, 2006


  Please sign and promptly return the proxy card in the self-addressed envelope regardless of the number of shares you own.

                    TEMPLETON EMERGING MARKETS INCOME FUND

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Emerging Markets Income Fund (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders, have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on December 30, 2005 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 18, 2006.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of three nominees to the position of Trustee.

  How do the Fund's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote FOR the election of the three nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the election of all nominees as Trustee.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL: ELECTION OF TRUSTEES

  How are nominees selected?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act;

and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund's proxy statement for its 2005 Annual Meeting of Shareholders.

  Who are the nominees and Trustees?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Gordon S. Macklin, David W. Niemiec and Larry D. Thompson have been nominated for three-year terms, set to expire at the 2009 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board and are considered Independent Trustees; however, Messrs. Niemiec and Thompson are standing for election by shareholders of the Fund for the first time. A former Interested Trustee and an incumbent Independent Trustee recommended Messrs. Niemiec and Thompson, respectively, for consideration by the Nominating Committee as nominees for Trustee. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.66% and 14.97%, respectively, of its outstanding shares as of August 31, 2005. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles
B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Trustees or nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees and Trustees, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Trustee.

Nominees for Independent Trustee to serve until 2009 Annual Meeting of
Shareholders:

                                                                  Number of
                                                                Portfolios in
                                                                  Franklin
                                                                  Templeton
                                                                 Investments
                                                                Fund Complex
                                               Length of Time    Overseen by
Name, Age and Address              Position        Served         Trustee*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (77)             Trustee       Since 1993          140        Director, Martek Biosciences
 500 East Broward Blvd.                                                         Corporation, MedImmune,
 Suite 2100                                                                     Inc. (biotechnology) and
 Fort Lauderdale, FL 33394-3091                                                 Overstock.com (Internet
                                                                                services); and formerly,
                                                                                Director, MCI
                                                                                Communication Corporation
                                                                                (subsequently known as MCI
                                                                                WorldCom, Inc. and
                                                                                WorldCom, Inc.)
                                                                                (communication services)
                                                                                (1988-2002), White
                                                                                Mountains Insurance Group,
                                                                                Ltd. (holding company)
                                                                                (1987-2004) and Spacehab,
                                                                                Inc. (aerospace services)
                                                                                (1994-2003).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (2001-
2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------
David W. Niemiec (56)              Trustee         Since              17          Director, Emeritus Corp.
 500 East Broward Blvd.                         October 2005                      (assisted living).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly, Managing
Director, Saratoga Partners (1998-2001); Managing Director, SBC Warburg Dillon Read (investment banking)
(1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (1991-1997); and Chief Financial Officer, Dillon, Read &
Co. Inc. (1982-1997).
--------------------------------------------------------------------------------------------------------------
Larry D. Thompson (60)             Trustee         Since              16                    None
 500 East Broward Blvd.                         October 2005
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001);
Senior Fellow, Brookings Institute (2003-2004); and Deputy Attorney General, U. S. Department of Justice
(2001-2003).
--------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2008 Annual Meeting of Shareholders:

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                               Length of Time     Overseen by
Name, Age and Address              Position        Served          Trustee*          Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (73)              Trustee       Since 1993           140         Director, Bar-S Foods
 500 East Broward Blvd.                                                           (meat packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (73)           Trustee       Since 1993           141                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant
(2003)).
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (53)              Trustee       Since 1996           136         Director, Amerada Hess
 500 East Broward Blvd.                                                           Corporation (exploration and
 Suite 2100                                                                       refining of oil and gas), H.J.
 Fort Lauderdale, FL 33394-3091                                                   Heinz Company (processed
                                                                                  foods and allied products),
                                                                                  RTI International Metals, Inc.
                                                                                  (manufacture and distribution
                                                                                  of titanium), Canadian
                                                                                  National Railway (railroad),
                                                                                  and White Mountains
                                                                                  Insurance Group, Ltd.
                                                                                  (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

                                                                  Number of
                                                                Portfolios in
                                                                  Franklin
                                                                  Templeton
                                                                 Investments
                                                                Fund Complex
                                               Length of Time    Overseen by
Name, Age and Address               Position       Served         Trustee*      Other Directorships Held
---------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (51)   Trustee        Since            20                    None
 500 East Broward Blvd.                              1999
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
---------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2007 Annual Meeting of Shareholders:

Frank J. Crothers (61)              Trustee        Since             20                   None
 500 East Broward Blvd.                             1999
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited;
Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
---------------------------------------------------------------------------------------------------------

                                                                       Number of
                                                                     Portfolios in
                                                                       Franklin
                                                                       Templeton
                                                                      Investments
                                                                     Fund Complex
                                                    Length of Time    Overseen by
Name, Age and Address                 Position          Served         Trustee*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
Frank A. Olson (73)                   Trustee         Since 2003          101        Director, White Mountains
 500 East Broward Blvd.                                                              Insurance Group Ltd. (holding
 Suite 2100                                                                          company), Amerada Hess
 Fort Lauderdale, FL 33394-3091                                                      Corporation (exploration and
                                                                                     refining of oil and gas) and
                                                                                     Sentient Jet (private jet
                                                                                     service); and formerly
                                                                                     Director, Becton Dickinson
                                                                                     and Company (medical
                                                                                     technology), Cooper
                                                                                     Industries, Inc. (electrical
                                                                                     products and tools and
                                                                                     hardware), Health Net, Inc.
                                                                                     (formerly Foundation Health)
                                                                                     (integrated managed care),
                                                                                     The Hertz Corporation (car
                                                                                     rental), Pacific Southwest
                                                                                     Airlines, The RCA
                                                                                     Corporation, Unicom
                                                                                     (formerly Commonwealth
                                                                                     Edison) and UAL Corporation
                                                                                     (airlines).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer,
UAL Corporation.
--------------------------------------------------------------------------------------------------------------------

Interested Trustees serving until 2007 Annual Meeting of Shareholders:

**Harmon E. Burns (60)              Trustee and     Trustee since         21                     None
 One Franklin Parkway              Vice President      1993 and
 San Mateo, CA 94403-                               Vice President
   1906                                               since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                   Length of Time      Overseen by
Name, Age and Address             Position             Served           Trustee*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (72)         Chairman            Chairman             140                    None
 One Franklin Parkway              of the              of the
 San Mateo, CA 94403-1906          Board,            Board and
                                Trustee and           Trustee
                               Vice President        since 1995
                                                      and Vice
                                                     President
                                                     since 1993

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. The remaining Trustees of the Fund are Independent Trustees.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2005:

Independent Trustees:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee              Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............      $1--$10,000                    Over $100,000
Frank J. Crothers...........         None                        Over $100,000
S. Joseph Fortunato.........      $1--$10,000                    Over $100,000
Edith E. Holiday............      $1--$10,000                    Over $100,000
Gordon S. Macklin...........   $50,001--$100,000                 Over $100,000
David W. Niemiec............         None                        Over $100,000
Frank A. Olson..............         None                        Over $100,000
Larry D. Thompson...........         None                            None
Constantine D. Tseretopoulos         None                        Over $100,000

Interested Trustees:

                                             Aggregate Dollar Range of Equity
                                          Securities in all Funds Overseen by the
                   Dollar Range of Equity    Trustee in the Franklin Templeton
Name of Trustee    Securities in the Fund        Investments Fund Complex
---------------------------------------------------------------------------------
Harmon E. Burns...          None                       Over $100,000
Charles B. Johnson    $10,001--$50,000                 Over $100,000

  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Trustees an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Trustees serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2005, there were six meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served with the exception of Mr. Macklin who missed two Board meetings and three Nominating Committee meetings due to illness. The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. No Trustees attended the Fund's last annual meeting held on February 25, 2005.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                                                                Number of Boards within
                                                     Total Compensation from       Franklin Templeton
                             Aggregate Compensation     Franklin Templeton      Investments Fund Complex
      Name of Trustee            from the Fund*     Investments Fund Complex** on which Trustee Serves***
      ---------------        ---------------------- -------------------------- --------------------------
Harris J. Ashton............         $4,107                  $404,038                      42
Frank J. Crothers...........          4,545                   151,466                      14
S. Joseph Fortunato.........          4,467                   406,036                      43
Edith E. Holiday............          4,467                   403,749                      41
Gordon S. Macklin...........          3,667                   379,002                      42
Fred R. Millsaps****........          4,545                   225,466                       0
David W. Niemiec*****.......              0                    42,687                      13
Frank A. Olson..............          4,545                   231,486                      27
Larry D. Thompson*****......              0                    35,187                      12
Constantine D. Tseretopoulos          4,545                   151,466                      14

--------
        * Compensation received for the fiscal year ended August 31, 2005.
      ** Compensation received for the calendar year ended December 31, 2005. *** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 153 U.S. based funds or series.
  **** Mr. Millsaps retired effective December 31, 2005.
***** Messrs. Niemiec and Thompson were appointed to the Board in October 2005.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address                             Position                      Length of Time Served
--------------------------------------   ------------------------------------ ------------------------------------
Charles B. Johnson                         Chairman of the Board,               Chairman of the Board
                                              Trustee and Vice                and Trustee since 1995 and
                                                 President                    Vice President since 1993

Please refer to the table "Interested Trustees serving until 2007 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------------------------------------------
Harmon E. Burns                          Trustee and Vice President             Trustee since 1993 and
                                                                              Vice President since 1996

Please refer to the table "Interested Trustees serving until 2007 Annual Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
------------------------------------------------------------------------------------------------------------------
Christopher J. Molumphy (43)                   President and                          Since 2002
  One Franklin Parkway                   Chief Executive Officer--
  San Mateo, CA 94403-1906                 Investment Management

Principal Occupation During Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (65)                    Vice President                         Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc; Senior Vice President, Franklin
Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (58)                    Senior Vice President and                    Since 2002
  500 East Broward Blvd.                 Chief Executive Officer--
  Suite 2100 Fort                        Finance and Administration
  Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------

Name, Age and Address                         Position                   Length of Time Served
------------------------------------     --------------------------- --------------------------------------
Jeffrey A. Everett (41)                    Vice President                      Since 2001
  P. O. Box N-7759
  Lyford Cay, Nassau Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------
John R. Kay (65)                           Vice President                      Since 1994
  500 East Broward Blvd.
  Suite 2100 Fort
  Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
formerly, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------
Craig S. Tyle (45)                       Vice President and                Since October 2005
  One Franklin Parkway                   Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------
Barbara J. Green (58)                    Vice President and          Vice President since 2000 and
  One Franklin Parkway                   Assistant Secretary         Assistant Secretary since 2004
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel, LLC and Templeton/Franklin Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers &
Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------

 Name, Age and Address                           Position                      Length of Time Served
 -------------------------------------- -------------------------------------- --------------------------------
 David P. Goss (58)                         Vice President and                      Since 2000
   One Franklin Parkway                     Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of
 Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and
 formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and
 Franklin Select Realty Trust (until 2000).
 --------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (68)                      Vice President--                       Since 2002
   600 Fifth Avenue                           AML Compliance
   Rockefeller Center
   New York, NY 10028-2302

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin
 Templeton Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
 --------------------------------------------------------------------------------------------------------------
 Robert C. Rosselot (45)                         Secretary                          Since 2004
   500 East Broward Blvd.
   Suite 2100 Fort
   Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant
 Secretary, Templeton Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 14 of the investment companies in Franklin Templeton Investments; and formerly, Assistant General Counsel, The
 Prudential Insurance Company of America (1997-2001).
 --------------------------------------------------------------------------------------------------------------
 Galen G. Vetter (54)                   Chief Financial Officer and                 Since 2004
   500 East Broward Blvd.                Chief Accounting Officer
   Suite 2100 Fort
   Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin
 Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner,
 McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
 --------------------------------------------------------------------------------------------------------------
 Gregory R. Seward (49)                          Treasurer                          Since 2004
   500 East Broward Blvd.
   Suite 2100 Fort
   Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin
 Templeton Investments; and formerly, Vice President, JPMorgan Chase (2000-2004) and American General
 Financial Group (1991-2000).
 --------------------------------------------------------------------------------------------------------------

   Name, Age and Address                          Position                     Length of Time Served
   -------------------------------------- ------------------------------------ --------------------------------
   James M. Davis (53)                    Chief Compliance Officer                  Since 2004
     One Franklin Parkway
     San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   Director, Global Compliance, Franklin resources, Inc.; officer of 47 of the investment companies in Franklin
   Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
   ------------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is UBS Securities LLC, formerly UBS Warburg LLC, 299 Park Avenue, 34th Floor, New York, New York 10171, successor to the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, UBS provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2005 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of December 30, 2005, the Fund had 47,338,848 shares outstanding and total net assets of $652,032,072.82. The Fund's shares are listed on the NYSE (NYSE: TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 30, 2005, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of December 30, 2005, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is currently comprised of Messrs. Crothers, Niemiec, Olson and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the listing standards applicable to the Fund.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $42,098 for the fiscal year ended August 31, 2005 and $9,099 for the fiscal year ended August 31, 2004.

   Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Fund for the fiscal year ended August 31, 2005 or for the fiscal year ended August 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended August 31, 2005 and $298 for the fiscal year ended

August 31, 2004. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such other services and not reported above were $0 for the Fund's fiscal year ended August 31, 2005 and $99,702 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Fund and to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $19,591 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was included in the Fund's proxy statement for its 2005 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit

Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005 for filing with the U.S. Securities and Exchange Commission.

                                      AUDIT COMMITTEE

                                      Fred R. Millsaps (Chairman through
                                        December 31, 2005)
                                      Frank J. Crothers
                                      Frank A. Olson
                                      Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the Fund's shares entitled to vote-present in person or represented by proxy-constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. The Proposal to elect Trustees requires the affirmative vote of not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Fund and Templeton Global Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The Chairman of the Board or other authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Fund's By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2005 annual meeting.

   Shareholder Proposals. The Fund anticipates that its 2007 Annual Meeting of Shareholders will be held on or about February 23, 2007. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2007 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 20, 2006 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 20, 2006, as described above, may nonetheless present a proposal at the Fund's 2007 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund's offices, of such proposal not earlier than September 26, 2006 and not later than October 26, 2006. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2007 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by December 4, 2006. A shareholder proposal may be presented at the 2007 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   In addition to the requirements set forth above, a shareholder must comply with the following:

    1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund's By-Laws; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Secretary of the Fund.

    2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

    3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 18, 2006

                                                              TLTEI PROXY 01/06

                     TEMPLETON EMERGING MARKETS INCOME FUND
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 24, 2006

The undersigned hereby revokes all previous proxies for his/her shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Income Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon Eastern time, on the 25th day of February, 2005, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal (including all nominees for trustee). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE





You can now access your TEMPLETON EMERGING MARKETS INCOME FUND account online.

Access your Fund account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for the Fund, now makes it easy and convenient to get current information on your shareholder account.

o View account status                    o Make address changes
o View certificate history               o Obtain a duplicate 1099 tax form
o View book-entry information            o Establish/change your PIN
o View payment history for dividends

            Visit us on the web at http://www.melloninvestor.com/isd
     For technical assistance call 1 877-978-7778 between 9 a.m. and 7 p.m.
                          Monday-Friday, Eastern time

Investor ServiceDirect(R) is a registered trademark of Mellon Investor Services LLC

                                                   Plese mark if address
                                                   change or comments
                                                   noted on proxy         [ ]

The Board of Trustees unanimously recommends a vote FOR the Proposal.


Proposal - Election of Trustees.

     FOR all nominees               WITHHOLD          Nominees: 01 Gordon S. Macklin, 02 David W. Niemiec,
    listed (except as              AUTHORITY          and 03 Larry D. Thompson
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                      WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

                                                      ------------------------------------------------------------



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED:           , 2006
             ------------------------------------------       -----------
Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

|------------------------------|    |--------------------|    |----------------|
|          Internet            |    |     Telephone      |    |      Mail      |
|http://www.proxyvoting.com/tei|    |   1-866-540-5760   |    |                |
|                              |    |                    |    |Mark, sign and  |
|Use the Internet to vote your | OR | Use any touch-tone | OR |date your proxy | |proxy. Have your proxy card | | telephone to vote | |card and return |
|in hand when you access the   |    | your proxy. Have   |    |it in the       |
|web site, or vote your proxy  |    | your proxy card in |    |enclosed        |
|thru ISD at:                  |    | hand when you call.|    |postage-paid    |
|http://www.melloninvestor.com/|    |                         |envelope.       |
|isd.                          |    |                    |    |                |
|------------------------------|    |--------------------|    |----------------|


               If you vote your proxy by Internet or by telephone,
                  You do NOT need to mail back your proxy card.